SUPPLEMENT DATED JUNE 7, 2012
TO
PROSPECTUS DATED MAY 1, 2003
FOR FUTURITY ACCOLADE NY

PROSPECTUSES DATED MAY 1, 2007
FOR SUN LIFE FINANCIAL MASTERS REWARD NY AND
SUN LIFE FINANCIAL MASTERS SELECT NY

PROSPECTUSES DATED MAY 21, 2007
FOR MFS REGATTA GOLD NY
AND FUTURITY NY

PROSPECTUSES DATED APRIL 29, 2011
FOR SUN LIFE FINANCIAL MASTERS I SHARE NY,
SUN LIFE FINANCIAL MASTERS CHOICE II NY,
SUN LIFE FINANCIAL MASTERS FLEX II NY,
AND SUN LIFE FINANCIAL MASTERS EXTRA II NY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT C

The Board of Trustees of the MFS Growth Portfolio (“Growth Portfolio”) approved, subject to shareholder approval, the proposed reorganization of the Growth Portfolio into the MFS Growth Series (“Growth Series”).  It is expected that this approval will be sought at a shareholder meeting to be held in August, 2012.

If shareholders approve the proposal relating to the reorganization, then, on or about August 17, 2012, all of the assets of the Growth Portfolio will be transferred to the Growth Series and shareholders of the Growth Portfolio will receive shares of the Growth Series in exchange for their Growth Portfolio shares.

In light of the proposed transaction, the Growth Portfolio will be closed for new subsequent investments effective as of the close of business on or about August 15, 2012.

Please retain this supplement with your prospectus for future reference.